As filed with the Securities and Exchange Commission on October 20, 1997


                                      1933 Act Reg. No. 333-11633
                                       1940 Act File No. 811-7801
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]
                         POST-EFFECTIVE AMENDMENT NO. 3                    [X]

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
                                AMENDMENT NO. 4                            [X]

                                 Burridge Funds
                                  (Registrant)

                            115 South LaSalle Street
                            Chicago, Illinois 60603

                       Telephone Number:  (312) 368-0066

       Kenneth M. Arenberg              Janet D. Olsen
       Burridge Funds                   Bell, Boyd & Lloyd
       115 South LaSalle Street         Three First National Plaza, Suite 3300
       Chicago, Illinois 60603          Chicago, Illinois 60602

                              (Agents for Service)


             It is proposed that this filing will become effective:

                      immediately upon filing pursuant to rule 485(b)

                      on                 , 1997 pursuant to rule 485(b)
                         ------------ ---

                      60 days after filing pursuant to rule 485(a)(1)

                X     on December 19, 1997 pursuant to rule 485(a)(1)


                      75 days after filing pursuant to rule 485(a)(2)

                      on                   pursuant to rule 485(a)(2)
                         -----------------




Registrant has previously elected to register pursuant to rule 24f-2 under the Investment Company Act of 1940 an indefinite number of shares of Burridge Capital Development Fund, a series of Burridge Funds. Registrant filed its Rule 24f-2 Notice for the fiscal year ended June 30, 1997 on August 29, 1997.

                Amending Parts A, B, and C and filing Exhibits.

                                 Burridge Funds

         Cross-reference sheet pursuant to rule 495(a) of Regulation C

Item           Location or caption*
----           --------------------


  Part A


1 (a)-(b)      Front cover


2 (a)          Expense Information
  (b)-(c)      Highlights

3 (a)          Expense Information - Financial Highlights
  (b)          Not applicable
  (c)-(d)      Management of the Fund - Performance

4 (a) (i)      The Fund and its Shares
      (ii)     Investment Objective and Policies; Investment Restrictions
  (b)          Investment Objective and Policies; Investment Restrictions
  (c)          Risks

5 (a)          Management of the Fund
  (b)          Management of the Fund; Back cover; Expense Information
  (c)          Management of the Fund
  (d)          Not applicable
  (e)          Back cover
  (f)          Management of the Fund; Expense Information
  (g)          Management of the Fund

5A The required information is included in Registrant's annual report to shareholders

6 (a)          The Fund and its Shares
  (b)-(d)      Not applicable
  (e)          The Fund and its Shares
  (f)-(g)      Dividends and Distributions

7              Purchasing Shares
  (a)          Back cover
  (b)          Purchasing Shares; Net Asset Value
  (c)          Not applicable
  (d)          Purchasing Shares
  (e)-(f)      Not applicable

8 (a)-(d)      Redeeming Shares

9              Not applicable

Item           Location or caption*
----           --------------------


               Part B (Statement of Additional Information)
               -------------------------------------------


10             Front cover

11             Table of contents

12             Not applicable

13(a)-(c)      Investment Objectives and Policies; Investment
               Restrictions

  (d)          Investment Objective and Policies

14(a)-(c)      Management of the Fund

15(a)-(b)      Not applicable
  (c)          Management of the Fund

16(a)(i)       Investment Advisory Services
      (ii)     Management of the Fund
      (iii)    Investment Advisory Services
   (b)         Investment Advisory Services
   (c)-(d)     Not applicable
   (e)         Investment Sub-Advisory Services
   (f)-(g)     Not applicable
   (h)         General Information
   (i)         Not applicable

17(a)          Portfolio Transactions
  (b)-(e)      Not applicable

18(a)-(b)      Not applicable

19(a)-(c)      Purchase and Redemption of Shares

20             Taxes

21(a)-(b)      General Information - Distributor
   (c)         Not applicable

22(a)          Not applicable
  (b)          Performance Information

23             Financial Statements

Item      Location or caption*
----      -------------------


               Part C - Other Information
               --------------------------

24             Financial Statements and Exhibits

25             Persons Controlled by or Under Common Control With Registrant

26             Number of Holders of Securities

27             Indemnification

28             Business and Other Connections of Investment Adviser

29             Principal Underwriters

30             Location of Accounts and Records

31             Management Services

32             Undertakings

--------------------

* References are to captions within the part of the registration statement to which the particular items relates except as otherwise indicated.

                              SUBJECT TO COMPLETION
                   PRELIMINARY PROSPECTUS DATED [      ,] 1997

A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BY ANY SALES OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.










                         BURRIDGE CAPITAL DEVELOPMENT FUND



                                    PROSPECTUS



                                DECEMBER 19, 1997




                       BURRIDGE CAPITAL DEVELOPMENT FUND
                            115 SOUTH LASALLE STREET
                            CHICAGO, ILLINOIS 60603

                                 (888) BURRIDGE
                                (1-888-287-7434)

                                               December 19, 1997


     BURRIDGE CAPITAL DEVELOPMENT FUND (THE "FUND"), a series of Burridge Funds (the "Trust"), invests for long-term capital appreciation. The Fund is managed in a tax-sensitive manner. The Fund employs a growth-oriented investment approach with a valuation discipline to create a diversified portfolio of small and medium capitalization common stocks.

     THE FUND is a "no-load" fund. There are no sales or redemption charges, and there are no "12b-1" fees.

     This Prospectus is a concise statement of information you should know before investing. Please retain it for future reference.

     A Statement of Additional Information regarding the Fund dated the date of this Prospectus has been filed with the Securities and Exchange Commission and (together with any supplement to it) is incorporated in this Prospectus by reference. The Statement of Additional Information may be obtained without charge by calling or writing the Trust at the telephone numbers or address shown above.
         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
                COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE
                 COMMISSION OR ANY STATE SECURITIES COMMISSION
                  PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                     PROSPECTUS.  ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS
                                                             Page
                                                             ----
HIGHLIGHTS......................................................1
EXPENSE INFORMATION.............................................3
FINANCIAL HIGHLIGHTS............................................3
INVESTMENT OBJECTIVE AND POLICIES...............................4
INVESTMENT PROCESS..............................................5
RISKS...........................................................6
INVESTMENT RESTRICTIONS.........................................7
PURCHASING SHARES...............................................7
REDEEMING SHARES................................................9
NET ASSET VALUE................................................10
SHAREHOLDER SERVICES...........................................10
     SHAREHOLDER ACCOUNTS......................................10
     IRA PLAN FOR ROLLOVER ACCOUNTS............................10
DIVIDENDS AND DISTRIBUTIONS....................................11
TAXES..........................................................11
MANAGEMENT OF THE FUND.........................................12
     THE TRUSTEES..............................................12

     BURRIDGE..................................................12
     GEOCAPITAL................................................13

     ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT...............13
     DISTRIBUTOR...............................................13
     PORTFOLIO TRANSACTIONS....................................13
     PERFORMANCE...............................................14
THE FUND AND ITS SHARES........................................14
     SHARES....................................................15
     VOTING RIGHTS.............................................15
     SHAREHOLDER INQUIRIES.....................................15

                                   HIGHLIGHTS

     Burridge Capital Development Fund (the "Fund") is a series of Burridge Funds (the "Trust"). The Fund is a "no-load" fund. There are no sales or redemption charges, and no 12b-1 fees.




INVESTMENT OBJECTIVE AND POLICIES  The Fund's investment objective is long-term capital appreciation. The Fund focuses on after-tax investment returns for its shareholders. The Fund employs a growth-oriented investment approach with a valuation discipline to create a diversified portfolio of small and medium capitalization common stocks. The Fund's Adviser and Sub-Adviser each manage approximately one-half the portfolio. Both attempt to maximize long-term capital gains and unrealized capital gains, minimize short-term capital gains and ordinary income, and use losses to offset any gains. See "Investment Objective and Policies."

INVESTMENT RISKS                   The Fund's performance and price per share
                                   change daily based on many factors,
                                   including general economic and market
                                   conditions and the performance of
                                   individual stocks selected for the Fund's portfolio. The Fund is intended as a long-term investment for investors willing to bear the volatility inherent in any investment in common stocks.
                                   There can be no assurance that the Fund will achieve its investment objective.

MINIMUM PURCHASE                   $500,000 for initial investments and $5,000
                                   for subsequent investments. Some exceptions apply. See "Purchasing Shares."

DIVIDENDS AND CAPITAL GAINS        Income dividends and capital gains, if any,
                                   are distributed at least annually.
                                   Distributions are automatically reinvested in additional shares at net asset value unless payment in cash is requested. See
                                   "Dividends and Distributions."

REDEMPTION PRICE                   Current net asset value, without charge.
                                   See "Redeeming Shares."

ADVISER AND SUB-ADVISER            The Burridge Group LLC ("Burridge") is
                                   investment adviser to the Fund and manages approximately one-half the Fund's portfolio.
                                   GeoCapital LLC ("GeoCapital") is sub-
                                   adviser and manages the rest of the
                                   portfolio.  See "Management of the Fund."

EXPENSES The Fund pays its own operating expenses, including a management fee to Burridge of 1.25% of the Fund's average daily net assets. Burridge has undertaken to reimburse the Fund for any ordinary costs and expenses of the Fund in excess of 1.75% of the average net assets annually. See "Management of the Fund."

DISTRIBUTOR                        Funds Distributor, Inc.

                              EXPENSE INFORMATION

     The following table illustrates all expenses and fees that a shareholder in the Fund will bear:

SHAREHOLDER TRANSACTION EXPENSES

  Maximum Sales Load Imposed on Purchases (as a percentage of
     offering price)                                             none
  Maximum Sales Load Imposed on Reinvested Dividends (as a
     percentage of offering price)..........                     none
  Deferred Sales Load ......................                     none
  Redemption Fees <F1> ......................                    none

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

  Management Fees ..........................                    1.25%
  12b-1 Fees ...............................                     none
  Other Expenses (after expense reimbursement) <F2>              .50%
  Total Operating Expenses
     (after expense reimbursement)                              1.75%

<F1> The Fund does not charge a redemption fee. A wire transfer fee (currently
     $12) is required to have the proceeds of a redemption paid to you by wire transfer.



<F2> Burridge has undertaken to reimburse the Fund to the extent its ordinary operating expenses exceed 1.75% of the Fund's average net assets annually. Without that expense limitation, Other Expenses would be estimated to be 1.44% and Total Operating Expenses would then be 2.69%. See "Management of the Fund-The Adviser and Sub-Adviser" in this Prospectus for more information.

     The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly. The estimate of "Other Expenses" is based on the estimated expenses the Fund expects to incur during its current fiscal year, taking into account Burridge's voluntary expense limitation.

EXAMPLE

     You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and expenses as shown in the "Annual Operating Expenses" table above and (2) redemption at the end of each time period:

               1 year........................       $18

               3 years.......................       $55

     This example illustrates the effect of expenses, but is not meant to suggest actual PAST OR FUTURE EXPENSES or returns, all of which may be more or less than those shown in the example.

                              FINANCIAL HIGHLIGHTS

     The information below shows the results of an investment in the Fund throughout the period December 27, 1996 (commencement of operations) through June 30, 1997. This information was audited by Arthur Anderson LLP, independent accountants. Their unqualified report is included in the Fund's annual report to shareholders.
                                                    Dec. 27. 1996<F1>
                                                         through
                                                      June 30, 1997
                                                      -------------

 Net asset value at beginning of period                  $ 10.00

 Income from investment operations:
  Net investment income
                                                            0.17
  Net realized and unrealized (loss) on securities          0.52
                                                            ----
     Total from investment operations                       0.69

 Less distributions:
  Dividends from net investment income                      0.00
  Distributions from realized gains on securities           0.00
                                                            ----

     Total distributions
                                                             0.00
                                                             ----

 Net asset value at end of period                         $ 10.69
                                                          =======

 Total return                                               6.90%<F2>

 Ratios and supplemental data:
 Net assets at end of period                           $  360,786
 Ratio of net expenses to average net assets                1.50% <F3>
 Net investment income to average net assets              (0.04)% <F3>
 Portfolio turnover rate                                    0.27% <F2>
 Average commission rate per share                     $   0.0400


<F1> Commencement of operations.

<F2> Not annualized.

<F3> Annualized.  Without expense reimbursements of $77,648 for the period
December 27, 1996 through June 30, 1997,the annualized ratio of expenses to average net assets would have been 59.90%, and the annualized ratio of net investment income to average net assets would have been (58.44%).


                       INVESTMENT OBJECTIVE AND POLICIES




     The Fund's investment objective is long-term capital appreciation. The Fund focuses on after tax investment returns for its shareholders. The Fund employs a growth oriented investment approach with a valuation discipline to create a diversified portfolio of small and medium capitalization common stocks. Burridge and GeoCapital are each responsible for managing approximately one-half of the Fund's assets. In implementation of the investment disciplines, both Burridge and GeoCapital analyze the tax consequences of position changes to the Fund and its shareholders subject to Federal income tax. Both managers attempt to maximize long term capital gains and unrealized capital gains, minimize short term gains and ordinary income, and use losses to offset any gains.

     Burridge believes that long term capital appreciation can be achieved by purchasing stocks of companies with superior operating fundamentals relative to their industry group and the broad market. A valuation discipline is used to purchase and hold companies trading at attractive valuation levels. GeoCapital believes purchasing stocks of companies that create, commercialize and market new technology or services and those with undervalued or unrecognized assets or earnings can result in superior investment returns.

     Burridge is responsible for allocating assets between Burridge and GeoCapital for management. Assets are generally allocated about equally between them, although variations in cash flows in and out of the Fund may cause deviations from that allocation. The Fund's portfolio generally consists of investments in approximately 30 to 70 companies.

     Under normal market conditions, the Fund expects to be substantially fully invested in common stocks of small and medium growth companies.


                               INVESTMENT PROCESS

     In managing the Fund, investment professionals from Burridge and GeoCapital discuss different investment ideas, as well as economic and market conditions. However, the main research functions and ultimate security selection decisions are made separately by Burridge and GeoCapital.

The Burridge Group LLC
----------------------

       Burridge uses a disciplined investment process in managing its portion of the Fund's portfolio. The first step is the identification of those companies exhibiting superior operating characteristics and fundamentals which Burridge believes are important to potential above average and sustainable earnings growth. Among other things, Burridge looks for:

- historic long-term earnings growth of 15% or more and projected long-term earnings growth of 15% or more;

- a focus in one business segment;

- an increasing market share versus industry competition;

- stable or increasing margins versus industry competition;

- a strong balance sheet relative to its industry group as measured by the ratio of debt to capital; and

- a proven and effective management team.

In conducting disciplined fundamental research, the investment team focuses on industry fundamentals, a company's products or services, its revenue growth prospects, its costs and margins and the strategic business plan of management. As a long-term investor, Burridge believes personal visits with senior management are an important element of its fundamental research and security valuation. Through this research process, Burridge projects quarterly and annual earnings growth for those companies being considered for purchase and those held by the Fund.

     Although investing in companies with superior earnings growth is important, Burridge applies a valuation discipline in order to eliminate those securities that may be overvalued. The key valuation discipline used by Burridge is based on projected long-term earnings growth and price/earnings ratios.

     Investments made by Burridge are based on a "bottom-up" approach where individual companies meet the operating characteristics outlined above and the Fund's valuation discipline. Investments are made in sectors and industry groups in which the greatest earnings growth is found at the most attractive prices. Investments by Burridge are concentrated in companies with medium-sized aggregate market capitalizations.

     GeoCapital
     ----------

     The investment discipline of GeoCapital is based on strict fundamental research with a focus on small capitalization companies. The sub-adviser identifies industry and sector trends, looking for evidence of new technologies and services, or those where pressure exists to increase efficiency through consolidation and buyouts. From there, GeoCapital uses its own independent research, employing a bottom-up approach to analyze a company's strategic, financial and managerial strengths.

     Important elements in companies GeoCapital considers for investment include: appropriate growth potential for earnings and cash flow; modest valuation levels relative to future prospects; management incentives, such as inside ownership, to improving shareholder value; and high returns on various operating categories such assets, equity and sales.

     GeoCapital invests with a 3 to 5 year time horizon, believing this is an optimal time period for companies to create substantial value. GeoCapital is a long-term, supportive shareholder, which invests in public companies as though committing private capital to the venture.


     General
     -------

     The Fund is managed with a focus on after-tax returns and attempts to maximize long-term capital gains and unrealized capital gains as components of investment return. The Fund invests in stocks which pay below average dividends and under normal market conditions expects its portfolio turnover rate to be below 50%, to minimize the amount of ordinary income and short-term capital gains created for shareholders. A decision to sell a portfolio security is based on, among other things, a company's long-term prospects for continued earnings and cash flow growth relative to its stock's price/earnings ratio and the tax effect of the sale. Both Burridge and GeoCapital expect to offset realized capital gains by selling stocks in which the

Fund has a loss, to the extent losses are available and the sale of the security would be consistent with prudent portfolio management.

     The Fund may sell short securities the Fund owns or has the right to acquire without further consideration, a technique called selling short
"against the box." Short sales against the box may be used to lock in a profit on a security when the Adviser does not want to sell the security. The Fund may also invest in convertible securities, options and futures to a limited extent. For a more complete explanation, please refer to the Statement of Additional Information. The Fund may invest up to 10% of its total assets in American Depository Receipts (ADRs), which are securities traded in the United States but representing interests in foreign securities. A portion of the Fund's assets (not ordinarily expected to exceed about 5% of the Fund's total assets) may be held from time to time in cash or cash equivalents pending investment or to meet cash requirements. Up to 100% of the Fund's assets may be held in cash or cash equivalents under abnormal market or economic conditions if the portfolio managers determine that a temporary defensive position is advisable. Because the Fund tries to minimize ordinary income subject to income tax, cash equivalents held by the Fund may include high-quality, short-term municipal securities producing income exempt from federal income tax.

                                     RISKS

     The Fund's performance and price per share will change daily based on many factors, including general economic and market conditions and the performance of individual stocks selected for the Fund's portfolio. The Fund is intended as a long-term investment for investors willing to bear the volatility inherent in any investment in common stocks. The Fund's intention is to maximize after-tax returns for investors subject to income tax. An investor not subject to federal income tax may invest in the Fund, but should consider whether an investment as sensitive to tax consequences as the Fund is appropriate. There can be no assurance that the Fund will achieve its investment objective.

     Stocks of smaller and medium-sized companies tend to be more volatile and less liquid than stocks of larger companies. Medium-sized companies, as compared to larger companies, may have a shorter history of operations, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their securities.

     Investment in ADRs representing foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of investing in ADRs include less complete financial information on issuers of the underlying securities, less developed and regulated markets, and greater political instability.

     The Fund's investment objective and policies may be changed by the Trust's board of trustees without shareholder approval. However, shareholder approval is required for changes in the Fund's fundamental investment restrictions. Any change in the investment objective of the Fund might result in the Fund having an investment objective that differs from the investment objective a shareholder considered appropriate when investing.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following investment restrictions, among others, that may be changed only with the approval of a majority of the outstanding shares of the Fund as defined in the Investment Company Act of 1940. The Fund may not: (1) with respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value at the time of a particular purchase) in the securities of any single issuer, except for securities issued or guaranteed by the Government of the U.S. or any of its agencies or instrumentalities or repurchase agreements for such securities; (2) acquire more than 10% (taken at the time of a particular purchase) of the outstanding voting securities of any one issuer; or (3) invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in a single industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. All of the investment restrictions of the Fund are stated in the Statement of Additional Information.

                               PURCHASING SHARES

     Shares of the Fund may be purchased by completing a share purchase application and forwarding it, together with a check for the investment, directly to the Fund c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201. The transfer agent is unable to accept third party checks both on initial and subsequent share purchases.

     DO NOT mail letters by overnight courier to the Post Office Box address. Correspondence mailed by overnight courier should be sent to Firstar Trust Company, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

     To establish a new account by wire please first call Firstar at 1-888-287-7434 to advise it of the investment and dollar amount. This will ensure proper and accurate handling of your investment. A completed share purchase application form must also be sent to Firstar at the address above immediately after your investment is made so that the necessary remaining information can be recorded to your account. Your purchase request should be wired through the Federal Reserve Bank as follows:

     Firstar Bank Milwaukee, N.A.
     777 East Wisconsin Avenue
     ABA Number 075000022
     For credit to Firstar Trust M.F.S.
     Account Number 112-952-137
     For further credit to Burridge Capital Development Fund
     (Your account name and account number)

     If you have authorized telephone transaction privileges in your application, you may also make purchases by calling toll free 1-888-287-7434.
By using a telephone purchase option you may move money from your bank account to your Fund account at your request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. To have shares of the Fund purchased at the net asset value determined as of the close of regular trading on a given date, Firstar must receive both the purchase order and payment by Electronic Funds Transfer through the ACH system before the close of regular trading on such date. Most transfers are completed within three business days. You may not use telephonic transactions for initial purchases. The minimum amount that can be transferred by telephone is $10,000.

     The purchase price of shares in the Fund is the net asset value per share next computed after receipt by Firstar, as agent for the Fund, or another authorized agent, of an order completed in accordance with the instructions on the account application. Your order must be received by Firstar or another authorized agent, before the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Central time) to receive the net asset value calculated on that day. See "Net Asset Value." All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. The minimum initial investment to open an account is $500,000, and subsequent investments must be at least $5,000. Exceptions to the minimum investment requirements may be made at the discretion of Burridge including, without limitation, for employees of Burridge or GeoCapital, or investors who are, or are related to, clients of Burridge or GeoCapital. In addition, lower minimums, may apply to purchases made through financial intermediaries which have made arrangements to offer shares of the Fund to clients of the intermediary.

     You may also purchase (or redeem) shares through certain investment dealers or other institutions. Certain institutions that have entered into agreements with the Fund or its Distributor may act as agents of the Fund for purposes of receipt of purchase orders and redemption requests, or may enter confirmed purchase orders or redemption requests on behalf of customers on an expedited basis, including orders by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. These institutions may impose charges for their services, and those charges could constitute a significant portion of a smaller account. There are no charges or limitations imposed by the Fund (other than nominal charges for returned checks, and similar items, as described in this Prospectus) if shares are purchased (or redeemed) by mailing your purchase application and payment for shares directly to Firstar as described in this prospectus.

     The Fund reserves the right to reject purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders. The Fund believes that frequent purchases and redemptions of Fund shares by investors utilizing market-timing strategies would adversely affect the Fund. The Fund therefore intends to reject purchase orders from investors identified by the Fund as market-timers. Should an order to purchase shares of the Fund be canceled because a shareholder's check does not clear, the shareholder will be responsible for any resulting loss incurred by the Fund. A charge (currently $20) will be assessed for any returned check.

     The Fund does not issue share certificates.

                                REDEEMING SHARES

     You may redeem your Fund's shares at the net asset value next determined after the request is received by Firstar, as agent for the Fund, or another authorized agent, in writing or by telephone. Telephone redemptions are limited to $50,000. Your redemption request in proper form must be received by Firstar, or another authorized agent, before the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Central time) to receive the net asset value calculated on that day. See "Net Asset Value."

     To redeem shares in writing, a written request must be received by Firstar. A written request for redemption must be signed by all persons in whose names the shares are registered. Redemption requests received by facsimile transmission or other electronic means will not be accepted. Signatures must conform exactly to the account registration.

     DO NOT mail letters by overnight courier to the Post Office Box address. Correspondence mailed by overnight courier should be sent to Firstar Trust Company, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

     A signature guarantee is required on the written redemption request if (i) the redemption proceeds are to be sent to a bank or brokerage account not previously authorized by the shareholder in accordance with the instructions on the account application, (ii) the proceeds of the requested redemption would be more than $50,000, or (iii) THE ADDRESS OF RECORD HAS CHANGED WITHIN THE LAST 60 DAYS. The guarantor must be a bank, member firm of a national securities exchange, savings and loan association, credit union or other entity authorized by state law to guarantee signatures. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. Additional documentary evidence of authority is required in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor, or administrator. CHECKS TO THIRD PARTIES OTHER THAN A BANK OR BROKERAGE ACCOUNT AS AUTHORIZED ABOVE ARE NOT PERMITTED. Redemption checks will not be forwarded if the redeeming shareholder moves. The redemption request should also indicate the change of address and include a signature guarantee.

     Telephone redemptions of not more than $50,000 can be authorized on the account application. If telephone redemptions are authorized, the Fund will honor requests by telephone at (888) BURRIDGE (1-888-287-7434). Reasonable procedures are used to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on the purchase application and recording the conversation. You bear the risk of any loss that might result from a fraudulent instruction, although the Fund may bear such risk if reasonable procedures were not used. To reduce the risk of a fraudulent instruction, proceeds of telephone redemptions may be sent only to your address of record or to a bank or brokerage account you designated, in writing, on the purchase application or in a letter with the signature(s) guaranteed. The Fund reserves the right to record all telephone redemption requests.


     The redemption price per share is the net asset value next determined after receipt of the redemption request by Firstar, or another authorized agent of the Fund, which may be more or less than your cost depending upon the value of the Fund's investment securities at the time of redemption. See "Net Asset Value."

     Payment for shares redeemed is made by check or wire. Payment by check normally is mailed within seven days after receipt of the redemption request in proper form. If specified in the account application, the check will be payable and sent to a designated financial institution. A wire will be sent only to your bank or brokerage account as shown on the account application. Wire requests generally are paid the next business day, after deduction of the cost of the wire transfer (currently $12). That charge and any similar service fee may be changed without prior notice to shareholders. Wires to third parties are not permitted.

     The Fund may suspend or postpone the right of redemption at times when trading on the NYSE is restricted or as otherwise permitted by the Securities and Exchange Commission. If you attempt to redeem shares within 15 days after they have been purchased by check, the Fund may delay payment of the redemption proceeds until it can verify that payment for the purchase of the shares has been (or will be) received which may take up to 15 days from purchase.

     The Fund reserves the right to redeem shares in any account with a balance of less than 80% of the applicable minimum initial investment ($400,000) in share value. Prior to any such redemption, the Fund will give the shareholder 30 days' written notice during which time you may increase your investment to avoid having your shares redeemed. The minimum balance will be waived if the account balance drops below the applicable minimum due to market activity.


                                NET ASSET VALUE

     The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order or request by Firstar or another authorized agent of the Fund.

     The net asset value of a share of the Fund is determined as of the close of regular session trading on the NYSE (currently 3:00 p.m., Central time) each day the NYSE is open for trading. The net asset value per share is determined by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding. Each security traded on a national stock exchange or on the Nasdaq National Market is valued at the last sale price or, if there have been no sales on the valuation day, at the mean between the most recent bid and asked prices. Other securities traded over the counter are valued at the mean between the last reported bid and asked prices. Other assets and securities are valued by methods the Fund's board of trustees believes will determine a fair value.

                              SHAREHOLDER SERVICES

     SHAREHOLDER ACCOUNTS. You will receive an annual account statement showing transactions in Fund shares with a balance denominated in Fund shares. In addition, confirmations are sent to you upon purchase, redemption, dividend reinvestment, and change of shareholder address. For a fee, you may obtain a historical transcript of your account by requesting one in writing from Firstar Trust Company.

     IRA PLAN FOR ROLLOVER ACCOUNTS. The Fund has a prototype Individual Retirement Account ("IRA") plan for your rollover IRA. The minimum investment in an IRA account is $500,000. Call (888) BURRIDGE (1-888-287-7434) for an IRA booklet and application. Because the Fund's intention is to maximize after-tax returns for investors subject to federal income tax, an IRA investor should consider whether an investment in the Fund is appropriate.


                          DIVIDENDS AND DISTRIBUTIONS

     You may receive two kinds of distributions from the Fund: dividends and capital gains distributions. All dividends and capital gains distributions are paid in the form of additional shares credited to your account at net asset value per share unless you have requested on the account application or in writing that distributions be paid in cash. The Fund expects to declare and pay net investment income dividends and distributions of net realized short- and long-term capital gains, if any, at least annually.

                                     TAXES

     Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in the prior calendar year is deemed paid in the prior calendar year.

     You will be subject to federal income tax at ordinary rates on income dividends and distributions of net short-term capital gain. Distributions of net long-term capital gain will be taxable to you as long-term capital gain regardless of the length of time you have held your shares.

     You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

     If you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

     The Taxpayer Relief Act of 1997 reduced from 28% to 20% the maximum tax rate on long-term capital gains. This reduced rate generally applies to securities held more than 18 months and sold after July 28, 1997, and securities held for more than one year and sold after May 6, 1997 and before July 29, 1997.

     This discussion of taxation is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor. The foregoing information applies to U.S. shareholders. Foreign shareholders should consult their tax advisors as to the tax consequences of ownership of Fund shares.


     The Fund may be required to withhold federal income tax ("backup withholding") from certain payments to you, generally redemption proceeds. Backup withholding may be required if:

        - You fail to furnish your properly certified social security or other tax identification number;

        - You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;

        - The Internal Revenue Service informs the Trust that your tax identification number is incorrect.

     These certifications are contained in the Application that you should complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.


                             MANAGEMENT OF THE FUND

     THE TRUSTEES. The board of trustees has overall responsibility for the conduct of the Trust's affairs. The trustees serve indefinite terms of unlimited duration provided that a majority of trustees always has been elected by the shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by the shareholders. Shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote, at a meeting called for that purpose, of two-thirds of the Fund's outstanding shares. A trustee may be removed with or without cause upon the written declaration of a majority of the trustees.

     BURRIDGE. The Fund's investment adviser is The Burridge Group LLC, or Burridge. Burridge employs a growth oriented investment approach in creating a diversified portfolio of equities for corporate, public, and Taft-Hartley pension plans, endowments, foundations and private investors. As of October 1, 1997, it managed over $1.5 billion in assets for clients, including over $400 million for taxable accounts.

     Burridge allocates the Fund's assets between itself and GeoCapital for management, and manages the investment and reinvestment of its allocated portion of the assets of the Fund. In addition Burridge manages and oversees the services provided by GeoCapital and all of the Fund's service providers, including Firstar (which serves as administrator, custodian, transfer agent and accounting agent), and the Fund's lawyer and accountants, and is responsible for all the Fund's communications with its shareholders. Burridge provides office space, facilities, equipment, and personnel for managing those assets and providing those services.

     For its services, the Fund pays Burridge a fee, accrued daily and paid monthly, based on its average daily net asset value at the annual rates of 1.25% of the first $500 million, 1.10% of average daily net assets in excess of $500 million, and 1.00% of average daily net assets in excess of $1 billion. The anticipated overall expense ratio is shown in the "Expense Information" table in this Prospectus.

     In addition, Burridge has voluntarily undertaken to limit the Fund's expenses (including the advisory fee but excluding extraordinary costs or expenses not incurred in the ordinary course of the Fund's operations) to 1.75% of the Fund's average daily net assets.

     Burridge employs a team of investment professionals who participate in investment strategy formulation and security selection. The individual responsible for overseeing the implementation of Burridge's strategy for the Fund is Richard M. Burridge. Mr. Burridge is chairman and chief investment officer of Burridge. He has been engaged in the investment management business since 1974 and, with Kenneth M. Arenberg, founded the Adviser's predecessor in 1986. Mr. Burridge holds a B.S. from the University of Colorado and is a Chartered Financial Analyst.

     Burridge is a Delaware limited liability company, the Member Manager of which is The Burridge Group Inc., an Illinois corporation ("Burridge Inc."). Presently, seven principals, including Richard M. Burridge and Kenneth M. Arenberg, hold member interests in Burridge representing an interest in the aggregate of 45% of Burridge's profits, subject to reduction under certain conditions. The remaining interest in the profits of Burridge is owned by Affiliated Managers Group, Inc. ("AMG"). Burridge Inc. is a wholly owned subsidiary of AMG.

     AMG is a Delaware corporation which has its offices at Two International Place, Boston, Massachusetts 02110. AMG may be deemed to have as its ultimate parent TA Associates, Inc., a Delaware corporation. The address of TA Associates, Inc. is High Street Tower, Suite 2500, 125 High Street, Boston, Massachusetts 02110.

     The offices of Burridge are located at 115 South LaSalle Street, Chicago, Illinois 60603.

     GEOCAPITAL.    GeoCapital LLC is the Fund's sub-adviser.  GeoCapital
invests in small-capitalization equities, based on its own fundamental analysis. As of October 1, 1997, it managed $2.2 billion in assets for clients.

     GeoCapital manages the investment and reinvestment of the portion of the Fund's assets allocated to it for management by Burridge and provides the office space, facilities, equipment and personnel for providing those services. For its services GeoCapital receives a fee from Burridge (paid by Burridge out of its management fee from the Fund) at the annual rates of 0.75% of the first $500 million of the average daily net assets allocated to it, 0.65% of the next $500 million of the average daily net assets allocated to it, and 0.60% of the average daily net assets allocated to it in excess of $1 billion.

     If the Fund's ordinary operating expenses would exceed the expense limitation described above, the fee paid by Burridge to GeoCapital will be reduced by an amount equal to one-half of any waiver or reimbursement of expenses by Burridge.

     Irwin Lieber and Barry K. Fingerhut are responsible for overseeing implementation of GeoCapital's strategy for managing its portion of the Fund's portfolio. Mr. Lieber is chairman and chief investment officer of GeoCapital, and formed GeoCapital's predecessor in 1979. Mr. Fingerhut is GeoCapital's president and joined the firm in 1981.

     GeoCapital is a Delaware limited liability company, the member manager of which is GeoCapital Corporation, a subsidiary of AMG. Currently, seven principals, including Mr. Lieber and Mr. Fingerhut, hold member interests in GeoCapital representing an interest in the aggregate of 40% of GeoCapital's profits, subject to reduction under certain conditions. The remaining interest in the profits of GeoCapital is owned by GeoCapital Corporation.

     The offices of GeoCapital are at 767 Fifth Avenue, New York, New York 10153

     ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201, is the Fund's Administrator and generally assists the Fund in all aspects of its administration and operation. Firstar is also the Fund's custodian and transfer agent. Firstar is responsible for maintaining many of the Fund's books and records, handling compliance and regulatory issues, processing purchase and redemption requests, shareholder services and safekeeping of the Fund's securities.

     DISTRIBUTOR.  Funds Distributor, Inc. (the "Distributor"), 60 State
Street, Suite 1300, Boston, Massachusetts 02109, is the distributor of shares of the Fund. Fees for the Distributor's services are paid by Burridge and GeoCapital from their own resources. See the Statement of Additional Information for more information.

     PORTFOLIO TRANSACTIONS. Decisions as to the purchase and sale of securities for the Fund and the execution of these transactions, including the negotiation of brokerage commissions on such transactions, are the responsibility of Burridge and GeoCapital. In general, the managers seek to obtain prompt and reliable execution of purchase and sale orders at the most favorable net prices or yields. In determining the best net price and execution, the managers may take into account a broker's or dealer's operational and financial capabilities and the type of transaction involved.

     The managers may consider research services provided by the broker or dealer, some of which may be useful to the managers in their other business functions. To the extent such research services are taken into account, the execution price paid may be higher, but only in reasonable relation to the benefit of such research services as determined in good faith by the manager. The managers are authorized to place portfolio transactions with brokers or dealers participating in the distribution of shares of the Fund, but only if the manager reasonably believes that the execution and commission are comparable to those available from other qualified firms.

     The Fund's portfolio turnover rate will vary from year to year, but is expected to be below 50% under normal market conditions.

     PERFORMANCE. From time to time, in advertisements and sales literature, the Fund may present information regarding the total return on a hypothetical investment in the Fund for various periods of performance and may make comparisons of such total return to various stock indexes (groups of unmanaged common stocks), to the Consumer Price Index, or to groups of comparable mutual funds.

     Total return for a period is the percentage change in value during the period of an investment in the Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. The average annual total return for a given period may be calculated by finding the average annual compounded rate of return that would equate a hypothetical $1,000 investment to the value of that investment that could be redeemed at the end of the period, assuming reinvestment of all distributions. All of the calculations described above will assume the reinvestment of dividends and distributions in additional shares of the Fund. Income taxes will not be taken into account.

     In addition to the figures described above, the Fund might use rankings or ratings determined by Lipper Analytical Services, Inc., Morningstar, Inc., or another service to compare the performance of the Fund with the performance of
(i) other funds of similar size and investment objective or (ii) broader groups of funds. The Fund may also provide information about, or compare its performance to, the historical returns on various types of financial assets.

     Performance of the Fund will vary from time to time, and past results are not indicative of likely future performance. Performance information supplied by the Fund may not provide a basis of comparison with other investments using different reinvestment assumptions or time periods.

     Information about the Fund's performance is included in its annual report to shareholders, a copy of which may be obtained without charge by calling the Fund at (888) BURRIDGE (1-888-287-7434).


                            THE FUND AND ITS SHARES

     The Fund was organized as a Massachusetts business trust on August 30, 1996 and is an open-end, diversified management investment company.

     SHARES. Under the terms of the Agreement and Declaration of Trust, the Fund may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees. Burridge Capital Development Fund is currently the only series authorized and outstanding. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. Each share of a series is entitled to participate pro rata in any dividends and other distributions declared by the Fund's board of trustees on shares of that series. All shares of a series have equal rights in the event of liquidation of that series.

     Under Massachusetts law, the shareholders of the Fund may, under certain circumstances believed to be remote, be held personally liable for the Fund's obligations. However, the Trust's Agreement and Declaration of Trust disclaims liability of shareholders, the Trust's trustees, or the Fund's officers for acts or obligations of the Trust or the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Trust's Agreement and Declaration of Trust provides for indemnification out of the assets of the Fund of all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself is unable to meet its obligations.

     At October 1, 1997, the following persons owned more than 25% of the Fund's outstanding shares: Kenneth M. Arenberg - 5,000.00 shares (14.81%); Richard M. Burridge - 5,000.00 shares (14.81%); and J. Thomas Hurvis - 23,764.26 shares (70.38%). Messrs. Arenberg and Hurvis are members of the board of trustees; Mr. Burridge is the Fund's portfolio manager.

     VOTING RIGHTS. Each share has one vote and fractional shares have fractional votes. The Fund does not intend to hold annual meetings of shareholders. A special meeting of Shareholders may be called by the board of trustees, chairman or president, or, under certain conditions, by the holders of at least 10% of the Trust's outstanding shares.

     SHAREHOLDER INQUIRIES. Inquiries should be addressed to Burridge Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201. Telephone inquiries may be made at (888) BURRIDGE (1-888-287-7434).

 Shareholder Services:
     Burridge Funds
     c/o Firstar Trust Company
     P.O. Box 701
     Milwaukee, WI 53201
     (888) BURRIDGE
     (1-888-287-7434)

 Investment Adviser:
     The Burridge Group LLC
     Chicago, IL

Managers
     The Burridge Group LLC
     Chicago, IL
     GeoCapital LLC
     New York, NY

 Distributor:
     Funds Distributor, Inc.
     Boston, MA

 Custodian and Transfer Agent:

     Firstar Trust Company
     Milwaukee, WI

 Independent Auditors:
     Arthur Andersen LLP
     Chicago, IL

 Legal Counsel:
     Bell, Boyd & Lloyd
     Chicago, IL

A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BY ANY SALES OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.



                                 BURRIDGE FUNDS
                            115 South LaSalle Street
                            Chicago, Illinois 60603
                                 (888) BURRIDGE
                                (1-888-287-7434)

                      STATEMENT OF ADDITIONAL INFORMATION
                               December 19, 1997

     Burridge Capital Development Fund (the "Fund") is a series of Burridge Funds (the "Trust"). The Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective and policies. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus dated December ___, 1997, and any supplement to that Prospectus. That Prospectus can be obtained without charge by calling or writing to the Trust.


Investment Objective and Policies....................................1
Investment Techniques and Risk.......................................2
Investment Restrictions.............................................10
Performance Information.............................................11
Management of the Fund..............................................14
Investment Advisory Services........................................16
Portfolio Transactions and Brokerage................................18
Purchase and Redemption of Shares...................................19

Taxes...............................................................20
General Information.................................................20
Financial Statements................................................21

                       INVESTMENT OBJECTIVE AND POLICIES
                       ---------------------------------

     The Fund's investment objective is long-term capital appreciation.
The Fund focuses on after-tax investment returns for its shareholders. The Fund employs a growth-oriented investment approach with a valuation discipline to create a diversified portfolio of small and medium capitalization common stocks. The Burridge Group LLC ("Burridge") is the investment adviser to the Fund, and manager of approximately one-half of the Fund's assets. GeoCapital LLC ("GeoCapital," and together with Burridge, the "Managers") is a sub-adviser to the Fund and is responsible for managing the remainder of the Fund's portfolio. In implementation of the investment disciplines, both Burridge and GeoCapital analyze the tax consequences of position changes to the Fund and its shareholders subject to Federal income tax.
Both Managers attempt to maximize long term capital gains and unrealized capital gains, minimize short term gains and ordinary income, and use losses to offset any gains.

     Burridge believes that long-term capital appreciation can be achieved by purchasing stocks of companies with superior operating fundamentals relative to their industry group and the broad market. A valuation discipline is used to purchase and hold companies trading at attractive valuation levels. GeoCapital believes purchasing stocks of companies that create, commercialize, and market new technology or services and those with undervalued or unrecognized assets or earnings can result in superior investment returns.

     Burridge is responsible for allocating assets between Burridge and GeoCapital for management. Assets are generally allocated about equally between them, although variations in cash flows in and out of the Fund may cause deviations from that allocation.

     Under normal market conditions, the Fund expects to be substantially fully invested in common stocks of small and medium growth companies.


INVESTMENT TECHNIQUES AND RISK

FOREIGN SECURITIES
     The Fund may invest up to 10% of its total assets in foreign securities (including American Depository Receipts ("ADRs")), which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR. The Fund does not intend to invest more than 5% of its net assets in unsponsored ADRs.

SHORT-TERM INVESTMENTS
     The Fund intends to be substantially fully invested in common stocks in ordinary circumstances, although the Fund may invest without limitation in high-quality fixed-income securities or hold assets in cash or cash equivalents pending investment, to meet anticipated cash requirements, or if Burridge or GeoCapital determines that a temporary defensive position is advisable. Because the Fund tries to minimize its ordinary income subject to income tax, the Fund's short-term investments may include short-term, high quality securities producing income exempt from federal income tax.

CONVERTIBLE SECURITIES
     Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

     The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

     By investing in convertible securities, the Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, Burridge and GeoCapital will consider the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by the Fund are frequently rated investment grade, the Fund also may purchase unrated securities or securities rated below investment grade if the securities meet the Managers' other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, the Managers' own investment research and analysis tends to be more important in the purchase of such securities than other factors. The Fund will not invest more than 5% of its net assets in convertible securities rated below investment grade, or considered by the Managers to be of comparable credit quality.

     OPTIONS ON SECURITIES AND INDEXES. The Fund may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. The Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer. The Fund will limit its use of options and futures so that not more than 5% of the Fund's total assets will be at risk.

     An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, assets of equivalent value are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

     If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or expected events.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index<F1> at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

     The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its desired degree of exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

<F1> A futures contract on an index is an agreement pursuant to which two parties agree to make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function if the value of certain specified securities, no physical delivery of those securities is made.

     The Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     The success of any futures transaction depends on Burridge and GeoCapital correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Managers might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     RISKS ASSOCIATED WITH FUTURES. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     LIMITATIONS ON OPTIONS AND FUTURES. If other options, futures contracts, or futures options of types other than those described herein are traded in the future, the Fund also may use those investment vehicles, provided the board of directors determines that their use is consistent with the Fund's investment objective. The Fund will limit its use of options and futures so that not more than 5% of the Fund's net assets will be at risk.

     The Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"
<F2> would exceed 5% of the Fund's net assets. When purchasing a futures contract or writing a put option on a futures contract, the Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

<F2> A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the excise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," the Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (in the case of an option that is in-the-money at the time of purchase, the in the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%).

     TAXATION OF OPTIONS AND FUTURES. If the Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold
(put). For cash settlement options and futures options exercised by the Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by the Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by the Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by the Fund is in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If the Fund writes an equity call option <F3> other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

<F3> An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If the Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

     For Federal income tax purposes, the Fund generally is required to recognize for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of the hedged securities.

     If the Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions may be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     In order for the Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of certain positions beyond the time when it would otherwise be advantageous to do so.

     The Fund intends to distribute to shareholders annually any capital gains that have been recognized for Federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions, together with gains on other Fund investments, to the extent such gains exceed recognized capital losses and any net capital loss carryovers of the Fund. Shareholders will be advised of the nature of such capital gain distributions.

PORTFOLIO TURNOVER

     Under normal market conditions, the Fund's portfolio turnover rate will vary from year to year, but is expected to be below 50%. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Fund's emphasis on minimizing the recognition of ordinary income, the Fund intends to keep portfolio turnover low. A high rate of portfolio turnover in the Fund, if it should occur, would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for Federal income tax purposes. See "Taxes" in the prospectus, and "Additional Tax Information" in this statement of additional information.


                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following investment restrictions (which may not be changed without the approval of a majority of the Fund's outstanding shares), under which the Fund may not:

     1. with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the Government of the U.S. or any of its agencies or instrumentalities or repurchase agreements for such securities;

     2. acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer;

     3. act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

     4. purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and
(b) forward contracts;

     5. make loans, but this restriction shall not prevent the Fund from (a) investing in debt securities, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan);<F4>


<F4> The Fund has no present intention of investing in repurchase agreements or lending portfolio securities.


     6. borrow (including entering into reverse repurchase agreements), except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income and (b) enter into transactions in options, futures, and options on futures;<F5>

<F5> The Fund will not purchase securities when total borrowings by the Fund are greater than 5% of its net asset value.

     7. invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

     8. issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     The Fund's investment objective is not a fundamental restriction and, therefore, a change in the objective is not subject to shareholder approval. However, investors in the Fund will receive written notification at least 30 days' prior to any change in the Fund's investment objective.


Non-Fundamental Restrictions
----------------------------

     The Fund also is subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees, without shareholder approval.

     The Fund may not:

     a. invest in companies for the purpose of exercising control or management;

     b. invest more than 10% of its total assets (valued at time of purchase) in securities of foreign issuers;

     c. purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales; or

     d. invest more than 15% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days.

     In addition, the Investment Company Act of 1940 requires that the Fund not
(i) purchase more than 3% of the stock of another investment company or (ii) purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company or (iii) purchase stock of other investment companies equal to more than 10% of the Fund's total assets (valued at time of purchase) in the case of all other investment companies in the aggregate.


                            PERFORMANCE INFORMATION

     From time to time the Fund may quote total return figures. Total return for a period is the percentage change in value during the period of an investment in shares of a fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. An average annual total return for a given period may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the value of that investment that could be redeemed at the end of the period, assuming reinvestment of all distributions. Average annual total return is computed as follows:
               ERV = P(l+T)n

     Where:    P = a hypothetical initial investment of $1,000
               T = average annual total return
               n = number of years

               ERV = ending redeemable value of a hypothetical $1,000
                     investment made at the beginning of the period, at the end of the period (or fractional portion thereof)

     The Fund's Total Return for the period December 27, 1996 (commencement of operations) through June 30, 1997 was 6.9%. The Fund will not quote Average Annual Return until it has been in operation more than 12 months.

     The Fund imposes no sales charges and pays no distribution expenses. Income taxes are not taken into account. Performance figures quoted by the Fund are not necessarily indicative of future results. The Fund's performance is a function of conditions in the securities markets, portfolio management and operating expenses. Although information about past performance is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reimbursement assumptions or time periods.

     In advertising and sales literature, the performance of the Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts, limited liability investment companies or partnerships managed or advised by the Adviser, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Fund. The comparison of the Fund to an alternative investment should consider differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Fund generally believes to be accurate. The Fund also may note (or provide reprints of articles or charts containing) its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, the Fund assumes no responsibility for the accuracy of such data. Newspapers and magazines which might mention the Fund include, but are not limited to, the following:
               Business Week            Money
               Changing Times           The Mutual Fund Letter
               Chicago                  Mutual Fund Values (Morningstar)
               Chicago Tribune          Newsweek
               Chicago Sun-Times        The New York Times
               Crain's Chicago Business Pensions and Investments
               Consumer Reports         Personal Investor
               Consumer Digest          Smart Money
               Financial World          Stanger Reports
               FA Advisor               Time
               Forbes                   USA Today
               Fortune                  U.S. News and World Report
               Institutional Investor   The Wall Street Journal
               Investor's Daily         Worth

               Los Angeles Times

     When a newspaper, magazine, or other publication mentions the Fund, such mention may include: (i) listings of some or all of the Fund's holdings; (ii) descriptions of characteristics of some or all of the securities held by the Fund, including price-earnings ratios, earnings, growth rates and other statistical information, and comparisons of that information to similar statistics for the securities comprising any of the indexes or averages listed below; and (iii) descriptions of the Fund's or a portfolio manager's economic and market outlook, generally and for the Fund.

     The Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     The performance of the Fund may be compared to stock market indexes or averages, including the following widely recognized indicators of general U.S. stock market results:

     Russell Mid-Cap Stock Index
     Russell Mid-Cap Growth Index
     Russell 1,000 Index
     Russell 1,000 Growth Index
     Russell 2,500 Index
     Standard & Poor's 500 Stock Index
     Standard & Poor's Mid-Cap 400 Index
     S&P/Barra Mid-Cap Growth Index

     The Fund's performance may also be compared to mutual fund industry indexes or averages, including the following: Value Line Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper General Equity Funds Average; Lipper Equity Funds Average; Lipper Mid-Cap Average; Morningstar Growth Average; Morningstar Aggressive Growth Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Fund Average; Morningstar All Equity Funds Average; and Morningstar General Equity Average; Morningstar MidCap/Value Average.

     The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated, and published by Lipper and by Morningstar, Inc. ("Morningstar"), respectively. The Fund may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Fund to a different category or develop (and place the Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, the Fund may compare its performance or ranking against all funds tracked by Lipper or another independent service, and may cite its rating, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting the Fund's risk score (which is a function of the Fund's monthly returns less the 3-month Treasury bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

     To illustrate the historical returns on various types of financial assets, the Fund may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds and U.S. Treasury bills. Similarly, the Fund may use Ibbotson's historical data regarding the Consumer Price Index. The Fund may also use historical data compiled by sources believed by the Fund to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both) and value stocks (small-capitalization, large-capitalization, or both).


                             MANAGEMENT OF THE FUND

     Trustees and officers of the Trust, and their principal business occupations during at least the last five (5) years, are shown below. Trustees deemed to be "interested persons" of the Trust for purposes of the Investment Company Act of 1940 are indicated with an asterisk.

                      Positions Held       Principal Occupations
Name and Age          with Registrant      During Past 5 Years
------------          ---------------      -------------------

Richard M. Burridge   Chairman             Chairman, The Burridge
[(68)]                                     Group LLC, since September
                                           1996, and president prior thereto.

Kenneth M. Arenberg*  Trustee, President   Vice Chairman, The Burridge
[(67)]                and Treasurer        Group LLC, since September 1996,
                                           and executive vice president prior
                                           thereto.

J. Thomas Hurvis      Trustee              Chairman, Old World Industries, Inc.
[(59)]

Angelo L. Spoto       Trustee              Private investor, 1990 to present;
[(68)]                                     Senior Vice President - Investments,
                                           Blunt, Ellis & Loewi, Inc., prior
                                           thereto.

                      Positions Held       Principal Occupations
Name and Age          with Registrant      During Past 5 Years
------------          ---------------      ------------------------------
Robert L. Underwood   Trustee              Executive Vice President, North
[(52)]                                     American Business Development
                      Companies, LLC.

John H. Streur, Jr.   Senior Vice          President, The Burridge Group LLC
[(37)]                President            since September 1996, and vice
                      and Secretary        president and director of marketing
                                           prior thereto.

Robert L. Worthington Vice President       Senior Vice President, The Burridge
[(37)]                                     Group LLC since September 1996,
                                           and vice president, September 1993
                                           to September 1996; Vice
                                           President-Corporate Finance,
                                           Westpac Banking Corporation,
                                           September 1990 to August 1993.

Bradley P. Schluter   Vice President       Vice President, The Burridge
[(39)]                                     Group LLC, November 1995 to
                                           present; Vice President-Marketing,
                                           Nicholas Applegate Capital
                                           Management, February 1991 to
                                           November 1995

     References in the preceding table to The Burridge Group LLC include its predecessor, The Burridge Group Inc., for periods prior to January 1, 1997.

     The only compensation paid to trustees and officers of the Trust for their services as such consists of a fee of $500 per meeting of the board or any committee thereof attended, paid to trustees who are not interested persons of the Trust or the Adviser. The Trust has no retirement or pension plans.

     The following table sets forth compensation by the Trust during the fiscal year ending June 30, 1997 to each of the trustees of the Trust. The Trust is not part of a complex of mutual funds.

                                   AGGREGATE
                                  COMPENSATION
     NAME OF TRUSTEE               FROM TRUST
     -------------------           ----------
     Kenneth M. Arenberg                $0
     J. Thomas Hurvis                 $500
     Angelo L. Spoto                $1,000
     Robert L. Underwood            $1,000

     At October    , 1997, the following persons owned 5% or more of the Fund's
                ---
outstanding shares:

Name and Address            Shares         % Outstanding
-----------------           ------         -------------
Kenneth M. Arenberg          5,000            14.81%
The Burridge Group LLC
115 S. LaSalle Street
Chicago, IL 60603


Richard M. Burridge          5,000            14.81%
The Burridge Group LLC
115 S. LaSalle Street
Chicago, IL 60603

J. Thomas Hurvis                              70.38%
Old World Industries, Inc.  23,764.26
4065 Commercial Avenue
Northbrook, IL 60062


                          INVESTMENT ADVISORY SERVICES

     Burridge is investment adviser to the Fund pursuant to an Amended and Restated Investment Advisory Agreement dated December ___, 1997 (the "Advisory Agreement"), and manages approximately one-half of the Fund's portfolio. GeoCapital is sub-adviser to the Fund pursuant to an Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") dated December ___, 1997, and manages the remainder of the portfolio. In managing the Fund, investment professionals from Burridge and GeoCapital discuss different investment ideas, as well as economic and market conditions, but the main research functions and ultimate security selection decisions are made separately by Burridge and GeoCapital.


     The Burridge Group LLC
     ----------------------

     Burridge employs a growth oriented investment approach in creating a diversified portfolio of equities for corporate, public and Taft-Hartley pension plans, endowments, foundations and private investors. As of October 1, 1997 Burridge managed over $1.5 billion in assets for clients, including over $400 million for taxable accounts.

     In return for its services Burridge is paid a monthly fee from the Fund based on the Fund's average daily net assets. Under the Advisory Agreement, the Fund pays Burridge a fee, accrued daily and paid monthly, at the annual rates of 1.25% of the first $500 million of its average daily net assets, 1.10% of the next $500 million up to $1 billion, and 1.00% of average daily net assets in excess of $1 billion.

     The advisory fees accrued by the Fund to Burridge during the period December 27, 1996 (commencement of operations) through June 30, 1997 aggregated $1,330. During the same period, Burridge reimbursed the Fund for operating expenses in excess of Burridge's expense limitation in the aggregate amount of $77,648.

     The Advisory Agreement provides that Burridge shall not be liable for any loss suffered by the Trust or its shareholders as a consequence of any act or omission in connection with investment advisory or portfolio services under the Advisory Agreement, except by reason of willful misfeasance, bad faith, or gross negligence on the part of Burridge in the performance of its duties or from reckless disregard by Burridge of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement expires on December ___, 1999, but may be continued from year to year only so long as the continuance of each is approved annually
(a) by the vote of a majority of the trustees of the Trust who are not "interested persons" of the Trust or Burridge cast in person at a meeting called for the purpose of voting on such approval, and (b) by the board of trustees of the Trust or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Advisory Agreement is terminable without penalty, on 60 days' notice, by the trustees of the Trust or by vote of a majority of the outstanding shares of the Fund, or, on not less than 90 days' notice, by Burridge. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

     Buridge employs a team of investment professionals who participate in investment strategy formulation and issue selection. The individual responsible for overseeing the implementation of Burridge's strategy for the Fund is Richard
M. Burridge.

     Mr. Burridge is chairman and chief investment officer of Burridge. He has been engaged in the investment management business since 1974 and, with Kenneth
M. Arenberg, founded the Burridge's predecessor in 1986. Mr. Burridge holds a B.S. from the University of Colorado and is a Chartered Financial Analyst.

     Burridge is a Delaware limited liability company the Member Manager of which is The Burridge Group Inc., an Illinois corporation ("Burridge Inc."). Presently, seven principals, including Richard M. Burridge and Kenneth M. Arenberg, hold member interests in Burridge representing an interest in the aggregate of 45% of the Adviser's profits, subject to reduction under certain conditions. The remaining interest in the profits of Burridge is owned by Affiliated Managers Group, Inc. ("AMG"). AMG is a Boston-based private holding company that makes equity investments in investment management firms in which management personnel retain a significant interest in the future of the business. Burridge Inc. is a wholly owned subsidiary of AMG.

     AMG is a Delaware corporation which has its offices at Two International Place, Boston, Massachusetts 02110. AMG may be deemed to have as its parent, Advent VII, L.P., a Delaware limited partnership, because Advent VII, L.P. owns greater than fifty percent of the voting stock of AMG. Advent VII, L.P. may be deemed to have, as its parent, its sole general partner - TA Associates VII, L.P., which is a Delaware limited partnership, and which in turn may be deemed to have, as its parent, its sole general partner - TA Associates, Inc., a Delaware corporation. The address of each of Advent VII, L.P., TA Associated VII, L.P. and TA Associates, Inc., is c/o TA Associates, Inc., High Street Tower, Suite 2500, 125 High Street, Boston, Massachusetts 02110. AMG has advised the Trust that TA Associates, Inc., which was founded in 1968, has invested directly or indirectly in over 200 enterprises prior to its investment in AMG.

     The offices of Burridge are located at 115 South LaSalle Street, Chicago, Illinois 60603.


     GeoCapital LLC
     --------------
     GeoCapital invests in small-capitalization equities in emerging technology and service industries, based on its own fundamental analysis of the companies and industries. As of October 1, 1997, GeoCapital managed $2.2 billion in assets for clients.


     In return for its services, GeoCapital is paid a monthly fee from Burridge based on the average daily net assets allocated to it by Burridge for management. Under the Sub-Advisory Agreement, Burridge pays GeoCapital a fee, accrued daily and paid monthly, at the annual rates of 0.75% of the first $500 million of the average daily net assets allocated to it, 0.65% of the next $500 million of the average daily net assets allocated to it, and 0.60% of the average daily net assets allocated to it in excess of $1 billion.

     No Sub-Advisory fees have yet accrued by Burridge to GeoCapital.

     The Sub-Advisory Agreement provides that GeoCapital shall not be liable for any loss suffered by the Trust, its shareholders, or Burridge as a consequence of any act or omission in connection with investment advisory or portfolio services under the Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith, or gross negligence on the part of GeoCapital in the performance of its duties, or from reckless disregard by GeoCapital of its obligations and duties under the Sub-Advisory Agreement. The Sub-Advisory Agreement also provides that Burridge's obligations and liabilities under the Sub-Advisory Agreement are not binding upon the Trust or the Fund, or the officers, shareholders, employees, or other agents of either.

     The Sub-Advisory Agreement expires on December ___, 1999, but may be continued from year to year only so long as the continuance of each is approved annually (a) by the vote of a majority of the trustees of the Trust who are not "interested persons" of the Trust, Burridge, or GeoCapital cast in person at a meeting called for the purpose of voting on such approval, and (b) by the board of trustees of the Trust or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Sub-Advisory Agreement is terminable without penalty, on 60 days' notice, by the trustees of the Trust or by vote of a majority of the outstanding shares of the Fund, or, on not less than 90 days' notice, by GeoCapital. The Sub-Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

     Irwin Lieber and Barry K. Fingerhut are responsible for overseeing the implementation of GeoCapital's strategy for managing its portion of the Fund's portfolio. Mr. Lieber is chairman and chief investment officer of GeoCapital, and formed GeoCapital's predecessor in 1979. Mr. Fingerhut is GeoCapital's president and joined the firm in 1981.

     GeoCapital is a Delaware limited liability company, the member manager of which is GeoCapital Corporation, a subsidiary of AMG. Currently seven principals, including Mr. Lieber and Mr. Fingerhut, hold member interests in GeoCapital, representing an interest, in the aggregate, of 40% of GeoCapital's profits, subject to reduction under certain conditions. The remaining interests in the profits of GeoCapital are owned by GeoCapital Corporation.

     The offices of GeoCapital are located at 767 Fifth Avenue, New York, New York 10153.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Portfolio transactions are placed with those securities brokers and dealers that Burridge and GeoCapital believe will provide the best value in transaction and research services either in a particular transaction or over a period of time. Although some transactions involve only brokerage services, many involve research services as well.


     In valuing brokerage services, Burridge and GeoCapital make judgments as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission considered alone) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

     In valuing research services, Burridge and GeoCapital make judgments as to the usefulness of the research information provided by a broker to the Managers in managing the Fund. Although the information, e.g., data or recommendations concerning particular securities, sometimes relates to the specific transaction placed with the broker, the research predominately consists of a wide variety of information concerning companies, industries, investment strategy, and economic, financial and political conditions and prospects useful to the Managers in advising the Fund and other accounts.

     The reasonableness of brokerage commissions paid in relation to transaction and research services received is evaluated by the staffs of Burridge and GeoCapital on an ongoing basis. The general level of brokerage charges and other aspects of the portfolio transactions for the Fund are reviewed periodically by Trust's board of trustees.


     Burridge and GeoCapital are the principal sources of information and advice to the Fund and are responsible for making and initiating the execution of investment decisions. However, the board of trustees recognizes that it is important for the Managers, in performing their responsibilities to the Fund, to continue to receive and evaluate the broad spectrum of economic and financial information which many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Fund to take into account the value of the information received for use in advising the Fund. Consequently, Burridge and GeoCapital are authorized to allocate the orders placed by them on behalf of the Trust to brokers and dealers who provide research services to the Trust or the Managers and the commission paid to a broker providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which receipt of such information may reduce the expenses of the Managers in providing management services to the Fund is not determinable. In addition, the board of trustees understands that other clients of Burridge and GeoCapital also may benefit from the information obtained for the Fund, in the same manner that the Fund also may benefit from information obtained by Burridge and GeoCapital in performing services for others.

     Transactions of the Fund in the over-the-counter market and the third market are executed with primary market makers acting as principals except where it is believed that better prices and execution may be obtained from others.

     Consistent with the National Association of Securities Dealers, Inc. Conduct Rules and subject to the policy of seeking the best price and execution as stated above, sales of shares of the Fund by a broker-dealer may be considered by Burridge and GeoCapital in the selection of broker-dealers to execute portfolio transactions for the Fund.

     Although investment decisions for the Fund are made independently from those for other investment advisory clients of Burridge and GeoCapital, the same investment decision may be made for both the Fund and one or more other advisory clients. If both the Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

     Burridge and GeoCapital may place brokerage transactions with brokers affiliated with the distributor, Funds Distributor, Inc. Commissions paid to such brokers on any transaction will not exceed those paid by the Fund in similar transactions to other brokers.


                       PURCHASE AND REDEMPTION OF SHARES

     Purchases and redemptions are discussed in the prospectus under the headings "Purchasing Shares," "Redeeming Shares," "Shareholder Services," and "Net Asset Value." All of that information is incorporated herein by reference.

     You may purchase (or redeem) shares of the Fund through investment dealers, banks, or other institutions. However, these institutions may charge for their services or place limitations on the extent to which you may use the services offered by the Fund. The Fund imposes no charges other than those described in the Prospectus and this Statement of Additional Information if shares are purchased (or redeemed) directly from the Fund.


     NET ASSET VALUE. The net asset value of the shares of the Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Chicago time) each day the NYSE is open for trading. The net asset value per share of the Fund is determined by dividing the value of all its securities and other assets, less its liabilities, by the number of shares of the Fund outstanding.

     Investments are stated at current value. Securities listed or admitted to trading on a national securities exchange or the Nasdaq National Market are valued at the last sales price or, if there has been no sale that day, at the mean between the most recent bid and asked prices. Other securities traded over-the-counter are valued at the mean between the last reported bid and asked prices. Money market instruments with sixty days or less remaining from the valuation date until maturity are valued on an amortized cost basis. Securities or other assets for which market quotations are not readily available will be valued at a fair value as determined in good faith by or under the direction of Trust's board of trustees.

     The NYSE is currently closed on weekends and on the following holidays: New Year's Day, Washington's Birthday, Martin Luther King's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


     REDEMPTION IN KIND. The Fund intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur brokerage fees in selling the securities received in the redemptions.


                                     TAXES
     The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and thus not be subject to federal income taxes on amounts which it distributes to shareholders.

                              GENERAL INFORMATION
     Administrator. Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Administrator") is the Fund's Administrator. The Fund Administration Servicing Agreement entered into between the Fund and the Administrator relating to the Fund (the "Administration Agreement") will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees of the Fund upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Fund.

     Under the Administration Agreement, the Administrator shall exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Corporation in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.


     CUSTODIAN AND FUND ACCOUNTING AGENT. Firstar Trust Company ("Firstar"), P.O. Box 701, Milwaukee, Wisconsin 53201, acts as Custodian of the securities and other assets of the Fund. As Custodian, Firstar is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Firstar also performs portfolio accounting services for the Fund. Firstar is not an affiliate of Burridge, GeoCapital, or any affiliates of either.

     In addition the Fund has entered into a Fund Accounting Services Agreement with Firstar Trust Company pursuant to which Firstar Trust Company has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund.


     TRANSFER AGENT. Firstar Trust Company also serves as transfer agent and dividend disbursing agent for the Fund under a Transfer Agency Agreement. As transfer and dividend disbursing agent, Firstar Trust Company has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareholders of the Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Fund.


     AUDITORS. Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois 60603 serves as the Trust's independent public accountants, providing services including (i) audit of the annual financial statements, (ii) assistance and consultation in connection with Securities and Exchange Commission filings, and
(iii) review of the annual income tax returns filed on behalf of the Fund.


     DISTRIBUTOR. The shares of the Fund are offered for sale on a continuous basis through Funds Distributor, Inc. ("Distributor"), 60 State Street, Boston, Massachusetts 02109, without any sales commissions or charges to the Fund or its shareholders. The Distributor acts pursuant to a written Distribution Agreement with the Trust which expires in December, 1998, but may continue from year to year thereafter, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the affected Fund and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. Burridge pays the fees and expenses of the Distributor and all sales and promotional expenses from its own resources.

     As agent, the Distributor offers the Fund's shares only on a best-efforts basis. The Distributor offers shares of the Fund to investors at net asset value, without sales commissions, sales loads or other sales charges.

                              FINANCIAL STATEMENTS


     The 1997 annual report to shareholders of the Fund, a copy of which accompanies this Statement of Additional Information, contains financial statements, notes thereto, supplementary information entitled "Financial Highlights," and a report of independent accountants, all of which (but no other part of the annual report) are incorporated herein by reference. Additional copies of the annual report may be obtained at no charge by writing or telephoning Burridge Funds at the address and telephone number on the cover page of this Statement of Additional Information.

                                     PART C

                               OTHER INFORMATION

ITEM 24.  Financial Statements and Exhibits

     (a)  Financial Statements:

               (1) Financial Statements included in Part A of this registration statement:
                    Financial Highlights.

               (2)  Financial Statements included in Part B of this amendment:



               The following financial statements, but no other part of the report, are incorporated by reference to the following portions of Registrant's annual report to shareholders for the fiscal year ended June 30, 1997:

                    - Schedule of Investments at June 30, 1997
                    - Statement of Assets and Liabilities at June 30, 1997
                    - Statement of Operations for December 27, 1996 through June
                       30, 1997
                    - Statement of Changes in Net Assets for December 27, 1996
                      through June 30, 1997
                    - Financial Highlights for December 27, 1996 through June
                       30, 1997
                    - Notes to Financial Statements
                    - Report of Independent Public Accountants

     (b)  Exhibits:

          1    Agreement and Declaration of Trust of the registrant*

          2    Bylaws, as amended, of the registrant**

          3    None
* Incorporated by reference to the exhibit of the same number filed with Registrant's registration statement on Form N-1A filed on September 9, 1996 with the Securities and Exchange Commission pursuant to the Securities Act of 1933 (File No. 333-11633) (the "Registration Statement").

** Incorporated by reference to the exhibit of the same number filed with pre-effective amendment no. 1 to the Registration Statement, filed on November 22, 1996.



          4    None (registrant does not issue share certificates.)

          5.1 Amended and Restated Investment Advisory Agreement between the registrant and The Burridge Group LLC

          5.2 Investment Sub-Advisory Agreement between The Burridge Group LLC and GeoCapital LLC

          6 Distribution Agreement between the registrant and Funds Distributor, Inc.***

          7    None

          8 Custodian Agreement between the registrant and Firstar Trust Company***

          9.1 Transfer Agency Agreement between the registrant and Firstar Trust Company***

          9.2 Fund Accounting Services Agreement between the registrant and Firstar Trust Company***

          9.3 Fund Administration Servicing Agreement between the registrant and Firstar Trust Company***

          9.4 Fulfillment Servicing Agreement between the registrant and Firstar Trust Company***

          10   Opinion and Consent of Counsel**

          11   Consent of Independent Auditors

          12   None

          13   Subscription Agreement**

          14 Burridge Funds Individual Retirement Account Custodial Agreement and Disclosure Statement and related applications**

          15   None

          16   Schedule of Computation of Performance Quotations

          17   Financial Data Schedule

          18   Form of account application**
** Incorporated by reference to the exhibit of the same number filed with pre-effective amendment no. 1 to the Registration Statement, filed November 22, 1996.


*** Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 1 to the Registration Statement, filed January 2, 1997.

ITEM 25.  Persons Controlled by or Under Common Control With Registrant.

     The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the prospectus under the caption "Management of the Fund" and in the Statement of Additional Information under the caption "Management of the Fund" and the first paragraph under the caption "Investment Advisory Services" is incorporated herein by reference.

ITEM 26.  Number of Holders of Securities.

                                       Number of Record Holders
  Title of Series                        as of October 1, 1997
  ---------------                       ----------------------
  Burridge Capital Development Fund                3


ITEM 27.  Indemnification.

          See Article VIII of registrant's Agreement and Declaration of Trust. The general effect of the indemnification provisions of the Agreement and Declaration of Trust is to protect, out of assets of the Registrant, Registrant's officers and trustees from liabilities to which they would otherwise be subject.

          The registrant, its trustees and officers, the investment adviser to registrant and certain affiliated persons of the adviser are insured under a policy of insurance maintained by registrant and the adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees, directors or officers. The policy expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is the final adjudication of such issue.


ITEM 28.  Business and Other Connections of Investment Adviser.

     The information in the prospectus in the first paragraph under the caption "Management of the Fund" is incorporated herein by reference. For a description of other business, profession, vocation or employment of a substantial nature in which any general partner, managing general partner, director or officer of The Burridge Group LLC has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the information under the caption "Management of the Fund" in the statement of additional information.

    For a description of other business, profession, vocation or employment of a substantial nature in which any general partner, managing general partner, director or officer of GeoCapital LLC has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the information under the caption "Management of the Fund" in the statement of additional information.

ITEM 29.  Principal Underwriters.

          (a) Funds Distributor, Inc. (the "Distributor") acts as principal underwriter for the following investment companies:

          BJB Investment Funds
          Burridge Funds
          The Brinson Funds
          Fremont Mutual Funds, Inc.
          Harris Insight Funds Trust
          HT Insight Funds, Inc. d/b/a Harris Insight Funds
          The JPM Advisor Funds
          The JPM Institutional Funds
          The JPM Pierpont Funds
          The JPM Series Trust
          The JPM Series Trust II
          LKCM Fund
          Monetta Fund, Inc.
          Monetta Trust
          The Montgomery Funds
          The Montgomery Funds II
          The Munder Framlington Funds Trust
          The Munder Funds Trust
          The Munder Funds, Inc.
          Orbitex Group of Funds
          The PanAgora Institutional Funds
          RCM Capital Funds, Inc.
          RCM Equity Funds, Inc.
          St. Clair Funds, Inc.
          Skyline Funds
          Waterhouse Investors Cash Management Fund, Inc.
          WEBS Index Funds, Inc.

          Funds Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor is an indirect wholly-owned subsidiary of Boston International Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

          (b) The following is a list of the executive officers, directors and partners of Funds Distributor, Inc.:

          Director, President and Chief              Marie E. Connolly
            Executive Officer
          Executive Vice President                   Richard W. Ingram
          Executive Vice President                   Donald R. Roberson
          Senior Vice President, General             John E. Pelletier
            Counsel, Secretary and Clerk
          Senior Vice President                      Michael S. Petrucelli
          Director, Senior Vice President,           Joseph F. Tower III
            Treasurer and Chief Financial Officer
          Senior Vice President                      Paula R. David
          Senior Vice President                      Bernard A. Whalen
          Director                                   William J. Nutt

          (c)  Not applicable.

ITEM 30.  Location of Accounts and Records.

          (1)  Firstar Trust Company
               P.O. Box 701
               Milwaukee, Wisconsin  53201

          (2)  Kenneth M. Arenberg
               Burridge Funds
               115 South LaSalle Street
               Chicago, Illinois  60603

ITEM 31.  Management Services.

          Not applicable.

ITEM 32.  Undertakings.
          (a)  Not applicable.

          (b)  Not applicable.

          (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned,
thereunto duly authorized, in Chicago, Illinois on October   , 1997.
                                                          ---


                                   BURRIDGE FUNDS

                                   By /s/ Kenneth M. Arenberg
                                          --------------------
                                          Kenneth M. Arenberg, President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

 Name                    Title                               Date
 ----                    -----                               ----
/s/ Richard M. Burridge  Chairman                    )
-----------------------
Richard M. Burridge                                  )
                                                     )
/s/ Kenneth M. Arenberg  Trustee, President and      )
-----------------------  Treasurer (Chief executive, )
Kenneth M. Arenberg      financial and accounting    )
                         officer)                    )
                                                     ) October   , 1997
/s/ J. Thomas Hurvis     Trustee                     )
--------------------                                 )
J. Thomas Hurvis                                     )
                                                     )
/s/ Angelo L. Spoto      Trustee                     )
-------------------                                  )
Angelo L. Spoto                                      )
                                                     )
/s/ Robert L. Underwood  Trustee                     )
-----------------------                              )
Robert L. Underwood                                  )

                Index of Exhibits Filed with this Post-Effective
                    Amendment to the Registration Statement
                    ---------------------------------------
Exhibit
number                          Exhibit                            Filed
-----                           -------                            -----
1      Agreement and Declaration of Trust of the registrant          *

2      Bylaws, as amended, of the registrant                         *

3      None                                                         n/a

4      None (registrant does not issue share certificates.)         n/a

5.1    Amended and Restated Investment Advisory Agreement          filed
       between the registrant and The Burridge Group LLC

5.2    Investment Sub-Advisory Agreement between                   filed
       The Burridge Group LLC and GeoCapital LLC

6      Distribution Agreement between the registrant                 *
       and Funds Distributor, Inc.

7      None                                                         n/a

8      Custodian Agreement between the registrant                    *
       and Firstar Trust Company

9.1    Transfer Agency Agreement between the                         *
       registrant and Firstar Trust Company

9.2    Fund Accounting Services Agreement between                    *
       the registrant and Firstar Trust Company

9.3    Fund Administration Servicing Agreement between               *
       the registrant and Firstar Trust Company

9.4    Fulfillment Servicing Agreement between the registrant        *
       and Firstar Trust Company

10     Opinion and Consent of Counsel                                *

11     Consent of Independent Auditors                             filed

12     None                                                         n/a

13     Subscription Agreement                                        *

14     The Burridge Funds Individual Retirement Account Custodial
       Agreement and Disclosure Statement and Related applications   *

15     None                                                         n/a

16     Schedule of Computation of Performance Quotations           filed

17     Financial Data Schedule                                     filed

18     Form of account application                                   *